UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2026 – June 30, 2026

Item 1. Report of Shareholders.

(a)

ALL STAR® FUNDS

USA LISTED NYSE

Liberty All-Star® Equity Fund

Semi-Annual Report | June 30, 2026

Contents

1	President’s Letter
6	Table of Distributions, Rights Offerings and Tax Credits
7	Stock Changes in the Quarter and Distribution Policy
8	Top 20 Holdings & Economic Sectors
9	Investment Managers/Portfolio Characteristics
10	Manager Interview
12	Schedule of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
35	Board Consideration of the Portfolio Management Agreement
38	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders: July 2026

While there were many forces that impacted equity market returns in the second quarter of 2026, two in particular stood out due to their longer-term implications for investors. The first was the cessation of open warfare between the U.S. and Iran, as the two countries agreed to an initial, if precarious, ceasefire on April 8. Stocks responded with their best day of the year, the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index all gaining more than 2.5 percent. The second was divergent developments related to the artificial intelligence (AI) trade. On one hand, investors exhibited unease over the enormous capital spending required for infrastructure build-out and the time needed to recover the investment. However, investors drove stocks to exceptional triple-digit returns generated in a single quarter by a select group of AI-related stocks. For investors, these two factors meant extreme, even historic, swings up or down on any given trading day but the outcome at June 30 was a strong quarter.

The S&P 500 returned 15.20 percent, its best quarter since the second quarter of 2020 when markets rallied after the initial COVID-19 sell-off. The advance was built on returns of 10.49 percent in April and 5.26 percent in May, which offset the -0.95 percent reversal in June. The period was a turnaround compared to the first quarter when the index declined 4.33 percent. The two quarters’ returns netted out to a gain of 10.21 percent for the first half of the year.

The DJIA gained 13.38 percent for the second quarter and 9.76 percent for the first half (after a decline of 3.19 percent in the first quarter). The NASDAQ Composite—despite a difficult June— ended the quarter with a strong 21.60 percent return and for the first half was ahead 13.13 percent (it, too, declined in the first quarter, off 6.96 percent).

As the U.S.—Iran fighting commencement disrupted world equity markets, so its cessation calmed them, despite sporadic confrontations that flared up throughout the second quarter and into the third. The tenuous peace agreements did not, however, eliminate the economic fallout for world energy markets and oil-dependent economies. West Texas Intermediate crude oil, trading at around $70/barrel before the conflict, soared to about $113/barrel before settling back to the $70/barrel range to end the quarter. In the U.S., the impact hit hardest at the gas pump; March CPI (reported in April) increased to an annual rate of 3.3 percent with gas prices accounting for nearly three-quarters of the advance, according to the Bureau of Labor Statistics. The upward trend continued in April and May, as the CPI rose at an annual rate of 3.8 percent and 4.2 percent, respectively, for the two months.

The price increases sparked debate about the direction of interest rates and whether the Federal Reserve would raise them to blunt the inflationary surge. The Fed took no action on that front— holding the fed funds rate steady in a range of 3.50 percent to 3.75 percent—but nevertheless the central bank was a center of attention throughout the quarter as Jerome Powell presided over his last meeting as Fed chair on April 29. Two weeks later the Senate confirmed Kevin Warsh as Powell’s successor.

While the Fed took no action, interest rates nevertheless reflected the impact of rising prices. Yields on the U.S. Treasury’s longest-dated bond rose to a level not reached since the 2007 global financial crisis. Persistently higher yields were seen as a threat to U.S. economic growth as well as an equity market recovering from losses in the first quarter. Nevertheless, one of the Fed’s primary missions is price stability and the inflationary data fueled speculation about the possibility of a tighter monetary policy in the second half of 2026.

Semi-Annual Report (Unaudited) | June 30, 2026	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

The higher cost of money was one of the factors sparking a short but sharp sell-off in June during which the tech-heavy NASDAQ Composite experienced the greatest one day point drop in its history, 1,121.53 points or 4.18 percent. The huge capital commitments to the AI build-out, primarily the previously mentioned data centers, sparked the selling: AI hyperscalers—like Alphabet, Amazon, Meta, Microsoft, and Oracle—have taken on rapidly increasing levels of debt, with estimates exceeding $500 billion in debt issuance this year alone. Investors also focused on the narrow market leadership driven by the vertical increase in value for a number of semiconductor and memory chip stocks. June closed with most major indices lower for the month but for most of the quarter the NASDAQ Composite posted successive record highs, at one point rising for 13 consecutive trading days.

Strong earnings reports were among the factors pulling technology stocks out of their late first quarter slump and, indeed, quarterly earnings easily exceeded analysts’ estimates for S&P 500 listed companies. The underlying resilience of the U.S. economy reinforced the positive view; U.S. GDP expanded 2.1 percent in the first quarter (reported during the second quarter), marking a rebound from the 0.5 percent growth rate in the last quarter of 2025. Moreover, in May consumer spending was reported to have risen for the fourth straight month—even backing out higher gasoline prices. The labor market remained stable, with the addition of 148,000 jobs in April and 129,000 in May although job creation declined to 57,000 in June, which was below the expected 110,000.

In the equity market, large-cap growth stocks outperformed their value counterparts in the second quarter while through the entire first half it was value stocks that delivered higher returns. The Russell 1000® Growth Index returned 16.74 percent for the second quarter, topping the Russell 1000® Value Index return of 13.87 percent. The Value index returned 16.26 percent year-to-date, however, well ahead of the 5.33 percent return posted by the Growth index.

Liberty All-Star® Equity Fund

The Fund’s returns trailed relevant benchmarks in the second quarter. For the period, the Fund returned 9.45 percent with shares valued at net asset value (NAV) with dividends reinvested and 7.43 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, returned 14.04 percent. Fund returns also lagged those of the three major benchmarks cited earlier in this letter.

For the first half of 2026, the Fund returned 1.51 percent with shares valued at NAV with dividends reinvested and -2.23 percent with shares valued at market price with dividends reinvested. The Lipper Large-Cap Core Average returned 8.45 percent for the period.

The Fund’s diversification, a strength over longer periods of time, worked against it in the second quarter. For the first time in the history of the S&P 500 Index, only one sector, Information Technology, outperformed the index’s total return for the quarter, demonstrating the narrowness of the market. The strength in the Information Technology sector (+31.80 percent) was driven by a group of high beta, momentum stocks that were seen as the chief beneficiaries of the massive amount of capital flowing into the AI build-out. Many were semiconductor and memory chip companies—Micron Technology, an example of the latter, returned more than 241 percent for the quarter. The Industrials sector (+14.92 percent), another beneficiary of the AI spending, was the second-best performing sector, but lagged the S&P 500 return for the quarter. The Fund’s underweight to the Information Technology sector and overweights to the underperforming Financials and Health Care sectors were a drag on performance relative to the S&P 500 for the quarter and the first half.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Further to the point on indexes, the large-cap Russell 1000 Growth Index returned 16.74 percent for the second quarter. The median stock in the index returned just 5.17 percent, however, and only two of 11 sectors, Information Technology and Industrials, outperformed the overall index. Similarly, the Russell 1000 Value Index returned 13.87 percent while the median stock returned just 5.71 percent and only the Information Technology sector outperformed. (The median is the middle or midpoint in a range of numbers ordered from highest to lowest, meaning that half are above and half are below the median.) For diversified funds this has been a challenge in recent years as the mega-cap stocks comprising the Magnificent Seven1 have distorted the returns of capitalization-weighted indexes; in the second quarter, outsized gains came not so much from the Magnificent Seven but from an adjacent group of AI-related companies.

The Fund’s market price return lagged behind the NAV return for the quarter, as the discount at which Fund shares traded relative to their underlying value widened during the quarter to a range of -8.9 percent to -12.7 percent compared with -8.0 percent to -10.0 percent in the first quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.15 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $32.00 per share for a total of more than $4.1 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, the Board of Trustees appointed Loomis, Sayles & Co., L.P. as one of the Fund’s five investment managers, effective June 15. Loomis, Sayles, a growth style manager, replaces Sustainable Growth Advisers, LP. The investment team at Loomis, Sayles, led by Aziz Hamzaogullari, CFA, practices a large-cap growth investment style that seeks to invest in high-quality businesses with sustainable competitive advantages and profitable growth when their shares trade at a significant discount to their intrinsic value.

One of the Fund’s value managers, Pzena Investment Management, is featured in this semi-annual report’s manager interview. We invite shareholders to read the interview with Pzena, which begins on page 10.

Equity returns were incredibly strong in the second quarter, yet this was another difficult period for the Fund relative to key benchmarks. While the de-escalation of the Iran war helped remove macro and energy overhangs, markets were propelled by a narrow, momentum-driven AI infrastructure trade. The Fund’s diversified, multi-managed portfolio is structured to thrive in a broader market environment, not one where only one sector (in the case of the S&P 500 and the Russell 1000 Value) or two sectors outperform (in this case, the Russell 1000 Growth) their index.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Semi-Annual Report (Unaudited) | June 30, 2026	3

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

The market has broadened since the current peak in semiconductor stocks on June 22, which has benefited the Fund. The durability of the broadening will be an important ingredient for improved results. The Fund has experienced periods like this over its long history, and they have taught us to remain true to a proven, long-term investment philosophy. We greatly value your support for the Fund and pledge our very best efforts to maintain it.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s Letter and the Manager Interview reflect the views of the President and Manager as of July 2026 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2026)
Net Asset Value (NAV)	$6.57
Market Price	$5.81
Discount	-11.6%

	Quarter	Year-to-Date
Distributions*	$0.15	$0.33
Market Price Trading Range	$5.51 to $6.00	$5.40 to $6.43
Discount Range	-8.9% to -12.7%	-8.0% to -12.7%

Performance (Periods ended June 30, 2026)
Shares Valued at NAV with Dividends Reinvested	9.45%	1.51%
Shares Valued at Market Price with Dividends Reinvested	7.43%	-2.23%
Dow Jones Industrial Average	13.38%	9.76%
Lipper Large-Cap Core Mutual Fund Average	14.04%	8.45%
NASDAQ Composite Index	21.60%	13.13%
S&P 500® Index	15.20%	10.21%
S&P 500® Equal Weight Index	11.39%	12.14%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV for 2026.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Indexes are total returns, including dividends. A description of the Lipper benchmark and the market indexes can be found on page 38.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2026	5

Liberty All-Star® Equity Fund	Table of Distributions, Rights Offerings and Tax Credits

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024	0.71
2025	0.67
2026
1st Quarter	0.18
2nd Quarter	0.15
Total	$32.00

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

6	www.all-starfunds.com

Stock Changes in the Quarter
Liberty All-Star® Equity Fund	and Distribution Policy

(Unaudited)

The following are the largest ($6 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2026, excluding transactions from the transition to Loomis, Sayles & Company, L.P.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/26
Purchases
Accenture Ltd.	55,213	159,592
Autodesk, Inc.	40,757	77,111
Capital One Financial Corp.	46,473	233,719
CDW Corp.	117,109	282,274
Edwards Lifesciences Corp.	90,200	90,200
KLA Corp.	7,657	33,145
Micron Technology, Inc.	13,951	13,951
Workday, Inc.	59,252	72,764
Sales
Amazon.com, Inc.	(82,868)	141,339
Aon PLC	(32,998)	0
ARM Holdings PLC	(45,627)	0
Atmos Energy Corp.	(48,000)	0
Citigroup, Inc.	(56,450)	91,817
CVS Health Corp.	(86,986)	186,848
Danaher Corp.	(34,200)	0
Dow, Inc.	(186,082)	128,467
Humana, Inc.	(18,975)	73,718
Intuit, Inc.	(20,691)	0
Microsoft Corp.	(24,159)	139,681
SYSCO Corp.	(163,734)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2026	7

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2026 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	5.70%
Alphabet, Inc.	4.94
Microsoft Corp.	2.57
Capital One Financial Corp.	2.32
Meta Platforms, Inc.	1.98
CDW Corp.	1.96
Visa, Inc.	1.68
Amazon.com, Inc.	1.66
Tesla, Inc.	1.66
Humana, Inc.	1.45
Charles Schwab Corp.	1.37
Booking Holdings, Inc.	1.30
Broadcom Inc.	1.29
Fresenius Medical Care AG	1.26
PNC Financial Services Group, Inc.	1.17
Wells Fargo & Co.	1.14
Baxter International, Inc.	1.09
Aramark	1.08
Ferguson Enterprises, Inc.	1.04
Parker-Hannifin Corp.	1.01
37.67%

Economic Sectors*	Percent of Net Assets
Information Technology	24.88%
Financials	18.15
Health Care	14.37
Industrials	10.03
Consumer Discretionary	9.54
Communication Services	8.84
Consumer Staples	4.94
Materials	4.37
Energy	1.63
Utilities	0.82
Real Estate	0.80
Other Net Assets	1.63
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics
(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE
VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED

IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2026 (Unaudited)

	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	LOOMIS	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	34	24	44	33	31	145*	503
Percent of Holdings in Top 10	44%	54%	33%	64%	60%	25%	36%
Weighted Average Market Capitalization (billions)	$74	$101	$381	$1,726	$1,794	$815	$1,433
Average Five-Year Earnings Per Share Growth	-2%	12%	9%	17%	23%	11%	14%
Dividend Yield	2.5%	1.7%	1.8%	0.5%	0.4%	1.4%	1.1%
Price/Earnings Ratio**	20x	19x	22x	29x	35x	24x	28x
Price/Book Value Ratio	1.6x	3.2x	2.8x	7.1x	8.3x	3.2x	5.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2026	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

John J. Flynn Principal and Portfolio Manager Pzena Investment Management, LLC

WHEN THE MARKET MISPRICES STOCKS IT CREATES THE
INVESTMENT OPPORTUNITY THAT PZENA SEEKS

Pzena Investment Management is one of the Fund’s three value style managers. Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings. We recently had the chance to talk with John J. Flynn, Principal and Portfolio Manager, at Pzena. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Pzena “attempts to find good businesses underperforming their long-term earnings potential for reasons deemed temporary.” Can you give us some general examples of “temporary” underperformance? In terms of longevity, what does Pzena view as temporary or is it defined on a case-by-case basis?

Temporary underperformance falls into a few categories: Cyclical, where earnings are at a trough because the company's end markets are at a low point in a cycle we expect to normalize. Self-inflicted, where a fixable operational problem is weighing on results, such as an unfavorable contract structure, and management has a credible plan to address it. One-time disruptions, where a single event depresses results and the market treats the hit as permanent even though the business should recover. And corporate actions, where an acquisition, divestiture or restructuring creates costs and complexity that temporarily mask the real earnings power.

‘When the market prices temporary problems as permanent, that gap is the opportunity.’

We do not put a fixed time frame on temporary. We judge each situation against the company's normalized earnings over a full cycle. The test is whether the problem is fixable and within management's control, and whether the company has the balance sheet to see it through, not how many quarters it lasts. When the market prices temporary problems as permanent, that gap is the opportunity.

What are the key metrics Pzena uses in its research to identify those good companies that are trading at prices significantly below their “intrinsic value”? How do you define/determine intrinsic value?

The foundation of our process is a single metric: price to normalized earnings. Normalized earnings are our estimate of what a company should earn, on average, over a full business cycle. We believe this is a better gauge of value than multiples of near-term earnings, which penalize companies at the very moment earnings are depressed, or price-to-book, which ignores earnings power altogether. Our proprietary screen ranks the universe on this basis and we invest only in the cheapest quintile.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

From there, the most attractive candidates receive a full research project, including detailed modeling, management engagement and industry work. The result is a refined estimate of normal earnings power. We never assume an immediate fix. Our estimates build in a multi-year recovery, so the companies we buy are cheap even on patient assumptions. The same discipline governs our sells. When a stock's price to normalized earnings reaches the midpoint of the universe, it is no longer a value stock and we exit.

Has investors’ fixation on large/mega-cap stocks, chiefly in artificial intelligence or adjacent areas of information technology, widened your opportunity set in recent years?

Yes. When enthusiasm concentrates in a handful of mega-cap names, much of the market goes neglected, and the valuation gap between the cheapest and most expensive stocks widens. That dispersion is where our opportunity set expands. Health care is the clearest example. For most of our history, the sector's defensive qualities and pricing power kept valuations too high for us, and the portfolio was persistently underweight. The sector has since swung from a premium to a discount versus the broader market, and today our health care weight is the highest it has been in 20 years, as valuations have fallen while the quality of the businesses has not.

‘When enthusiasm concentrates in a handful of mega-cap names, much of the market goes neglected, and the valuation gap between the cheapest and most expensive stocks widens.’

What is a classic example of a Pzena stock that is in the portion of the Liberty All-Star® Equity Fund portfolio that you manage?

Baxter International (BAX) is a classic Pzena investment, a fundamentally sound business trading at a depressed price because of setbacks we believe are temporary. The company manufactures the everyday essentials that keep hospitals running, including IV solutions, infusion systems, smart beds and injectable drugs. Its products are deeply embedded in hospital operations, generating recurring demand from customers that rarely switch suppliers. Yet the stock has fallen sharply from its 2021 peak as a series of setbacks compressed margins and shook investor confidence.

We believe the setbacks are temporary in nature. Fixed-price contracts signed before the 2021 inflation surge have largely been repriced. Stranded costs from its dialysis divestiture will roll off as transition agreements expire. A voluntary pause on its newest infusion pump reflects fixable software issues, not flawed hardware. The most debated question is IV fluid demand. In late 2024, Hurricane Helene flooded Baxter's North Cove facility in North Carolina, which supplied roughly 60 percent of U.S. IV fluids, and hospitals began conserving. The plant is back at full production, but conservation habits have lingered, and volumes today remain 10 percent to 15 percent below prior levels. Our interviews with nurses and hospital staff suggest this will not persist, since conservation burdens clinicians while saving hospitals little. The same pattern followed a 2017 hurricane that knocked out Baxter's Puerto Rico plants. Recovery took longer than expected, but usage returned to normal.

A new, operationally focused CEO is executing well, and earnings are beginning to recover. At 7.4x our estimate of normalized earnings, Baxter offers exactly what we seek: a sound business priced as if its problems were permanent.

Thank you for the insights into Pzena’s thinking and process.

Semi-Annual Report (Unaudited) | June 30, 2026	11

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.37%)
COMMUNICATION SERVICES (8.84%)
Diversified Telecommunication Services (0.38%)
Verizon Communications, Inc.	184,300	$7,803,262

Entertainment (1.54%)
Netflix, Inc.(a)	235,918	16,844,545
Spotify Technology SA(a)	13,038	5,986,137
Walt Disney Co.	86,077	8,284,911
		31,115,593
Interactive Media & Services (6.92%)
Alphabet, Inc., Class A	62,558	22,356,352
Alphabet, Inc., Class C	220,151	77,785,953
Meta Platforms, Inc., Class A	71,062	40,028,514
		140,170,819
CONSUMER DISCRETIONARY (9.54%)
Automobile Components (1.35%)
Lear Corp.	94,152	12,622,017
Magna International, Inc., Class A	223,430	14,670,414
		27,292,431
Automobiles (1.66%)
Tesla, Inc.(a)	79,729	33,534,017

Broadline Retail (1.66%)
Amazon.com, Inc.(a)	141,339	33,686,737

Entertainment (0.42%)
Sony Group Corp.(b)(c)	427,400	8,573,644

Hotels, Restaurants & Leisure (2.86%)
Aramark	384,004	21,849,828
Booking Holdings, Inc.	148,213	26,417,485
Starbucks Corp.	57,169	5,842,100
Yum! Brands, Inc.	23,410	3,742,323
		57,851,736
Household Durables (0.59%)
Lennar Corp., Class A	78,400	7,094,416
Newell Brands, Inc.	783,352	4,809,781
		11,904,197
Specialty Retail (0.70%)
Lowe's Cos., Inc.	30,600	6,746,994

See Notes to Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
O'Reilly Automotive, Inc.(a)	80,763	$7,437,465
		14,184,459
Textiles, Apparel & Luxury Goods (0.30%)
NIKE, Inc., Class B	48,547	1,992,854
PVH Corp.	56,548	4,199,255
		6,192,109
CONSUMER STAPLES (4.94%)
Beverages (1.18%)
Coca-Cola Co.	112,800	9,167,256
Monster Beverage Corp.(a)	152,914	14,698,094
		23,865,350
Consumer Staples Distribution & Retail (1.13%)
Costco Wholesale Corp.	12,422	11,620,408
Dollar Tree, Inc.(a)	93,185	11,270,726
		22,891,134
Food Products (0.89%)
McCormick & Co., Inc.	129,028	6,505,592
Tyson Foods, Inc., Class A	199,466	11,419,428
		17,925,020
Household Products (0.31%)
Procter & Gamble Co.	43,400	6,364,176

Multiline Retail (0.74%)
Dollar General Corp.	129,874	14,949,796

Personal Care Products (0.69%)
Unilever PLC(b)	233,965	14,065,976

ENERGY (1.63%)
Energy Equipment & Services (0.37%)
NOV, Inc.	401,805	7,453,483

Oil, Gas & Consumable Fuels (1.26%)
Chevron Corp.	44,641	7,399,692
Shell PLC(b)	123,289	9,559,829
TotalEnergies SE(c)	109,800	8,538,048
		25,497,569
FINANCIALS (18.15%)
Banks (5.03%)
Bank of America Corp.	236,574	13,479,987

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	13

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Banks (continued)
Citigroup, Inc.	91,817	$12,850,707
Cullen/Frost Bankers, Inc.	46,500	7,185,180
Mitsubishi UFJ Financial Group, Inc.(b)(c)	538,500	10,710,765
PNC Financial Services Group, Inc.	96,285	23,707,293
U.S. Bancorp	180,300	10,890,120
Wells Fargo & Co.	279,688	23,113,416
		101,937,468
Capital Markets (3.20%)
Ameriprise Financial, Inc.	21,900	10,046,844
Blackstone Group LP	52,400	6,165,908
Charles Schwab Corp.	300,451	27,722,614
FactSet Research Systems, Inc.(c)	8,911	2,050,243
S&P Global, Inc.	14,598	5,945,181
SEI Investments Co.	50,747	4,451,019
UBS Group AG	169,146	8,382,876
		64,764,685
Consumer Finance (2.32%)
Capital One Financial Corp.	233,719	46,888,706

Financial Services (5.02%)
Berkshire Hathaway, Inc., Class B(a)	18,775	9,394,822
Block, Inc.(a)	42,978	3,266,328
Corebridge Financial, Inc.	518,772	14,852,442
Equitable Holdings, Inc.	145,829	6,398,976
Global Payments, Inc.	181,644	13,180,089
Mastercard, Inc., Class A	22,786	11,702,890
Visa, Inc., Class A	99,070	33,989,926
Voya Financial, Inc.	97,336	8,811,828
		101,597,301
Insurance (2.58%)
American International Group, Inc.	103,300	7,698,949
Arch Capital Group, Ltd.(a)	160,976	15,624,330
MetLife, Inc.	167,824	14,199,589
Progressive Corp.	67,797	14,810,255
		52,333,123
HEALTH CARE (14.37%)
Biotechnology (1.48%)
Amgen, Inc.	29,100	10,537,692
Regeneron Pharmaceuticals, Inc.	11,590	7,226,829
Vertex Pharmaceuticals, Inc.(a)	24,576	12,207,636
		29,972,157

See Notes to Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (4.91%)
Alcon AG(c)	85,000	$5,703,500
Baxter International, Inc.(c)	1,032,405	22,010,875
Becton Dickinson & Co.	108,169	16,369,215
Boston Scientific Corp.(a)	111,736	4,768,892
Edwards Lifesciences Corp.(a)	90,200	8,159,492
IDEXX Laboratories, Inc.(a)	9,060	4,769,546
Intuitive Surgical, Inc.(a)	29,828	11,861,999
Koninklijke Philips NV(c)	454,135	12,347,931
Medtronic PLC	171,431	13,411,047
		99,402,497
Health Care Providers & Services (5.41%)
CVS Health Corp.	186,848	19,329,426
Fresenius Medical Care AG(b)	1,125,292	25,442,852
Humana, Inc.	73,718	29,282,264
McKesson Corp.	5,932	4,482,219
Quest Diagnostics, Inc.	64,003	13,565,436
UnitedHealth Group, Inc.	42,158	17,522,129
		109,624,326
Life Sciences Tools & Services (0.32%)
Illumina, Inc.(a)	11,552	2,031,189
Thermo Fisher Scientific, Inc.	8,867	4,445,559
		6,476,748
Pharmaceuticals (2.25%)
Bristol-Myers Squibb Co.	229,095	13,200,454
Merck & Co., Inc.	65,200	8,378,200
Novartis AG(b)(c)	33,789	5,295,412
Novo Nordisk A/S(b)	123,762	5,933,150
Pfizer, Inc.	367,153	8,841,044
Roche Holding AG(b)(c)	76,936	3,950,664
		45,598,924
INDUSTRIALS (10.03%)
Aerospace & Defense (1.99%)
The Boeing Co.(a)	88,203	19,093,303
General Dynamics Corp.	26,500	9,387,360
General Electric Co.	31,582	11,803,141
		40,283,804
Air Freight & Logistics (0.27%)
Expeditors International of Washington, Inc.	33,811	5,510,517

Building Products (2.81%)
Allegion PLC	105,537	14,826,893

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	15

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Building Products (continued)
Carlisle Cos., Inc.	19,123	$6,936,868
Carrier Global Corp.	249,959	18,334,493
Masco Corp.	205,979	16,760,511
		56,858,765
Commercial Services & Supplies (0.31%)
Waste Connections, Inc.	37,592	6,266,210

Electrical Equipment (0.51%)
Eaton Corp. PLC	24,493	10,436,957

Ground Transportation (0.36%)
Uber Technologies, Inc.(a)	101,900	7,353,104

Machinery (1.62%)
Deere & Co	8,129	5,156,469
Oshkosh Corp.	46,800	7,182,864
Parker-Hannifin Corp.	20,900	20,442,708
		32,782,041
Passenger Airlines (0.36%)
Delta Air Lines, Inc.	77,286	7,238,607

Trading Companies & Distributors (1.80%)
Ferguson Enterprises, Inc.	89,069	21,138,746
Sunbelt Rentals Holdings, Inc.(c)	203,785	15,245,156
		36,383,902
INFORMATION TECHNOLOGY (24.88%)
Communications Equipment (0.93%)
Arista Networks, Inc.(a)	55,834	9,485,080
Motorola Solutions, Inc.	22,800	9,468,612
		18,953,692
Electronic Equipment, Instruments & Components (2.46%)
CDW Corp.	282,274	39,699,015
Teledyne Technologies, Inc.(a)	15,100	10,070,190
		49,769,205
IT Services (2.64%)
Accenture Ltd., Class A	159,592	19,859,628
Amdocs, Ltd.(c)	159,898	8,081,245
Cognizant Technology Solutions Corp., Class A	270,570	10,479,176
Shopify, Inc., Class A(a)	131,494	15,013,985
		53,434,034

See Notes to Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (10.90%)
ASML Holding N.V.	8,447	$16,804,800
Broadcom Inc.	69,092	26,099,503
KLA Corp.	33,145	10,000,178
Microchip Technology, Inc.	107,400	9,794,880
Micron Technology, Inc.	13,951	16,103,500
NVIDIA Corp.	576,949	115,441,726
QUALCOMM, Inc.	58,200	10,754,778
Skyworks Solutions, Inc.	232,356	15,753,737
		220,753,102
Software (7.95%)
Adobe, Inc.(a)	21,600	4,428,432
Autodesk, Inc.(a)	77,111	14,991,921
Cadence Design Systems, Inc.(a)	26,433	9,920,834
Crowdstrike Holdings, Inc., Class A(a)	17,349	13,239,716
Microsoft Corp.	139,681	52,103,807
Oracle Corp.	124,606	18,261,009
Palantir Technologies, Inc., Class A(a)	36,396	4,246,321
Palo Alto Networks, Inc.(a)	40,224	13,717,188
Salesforce, Inc.	37,484	5,872,243
ServiceNow, Inc.(a)	70,652	7,014,331
Synopsys, Inc.(a)	18,500	8,252,295
Workday, Inc., Class A(a)	72,764	8,907,769
		160,955,866
MATERIALS (4.37%)
Chemicals (2.87%)
Air Products & Chemicals, Inc.	26,400	7,739,952
Corteva, Inc.	181,900	15,405,111
Dow, Inc.	128,467	3,514,857
Ecolab, Inc.	36,200	10,085,682
PPG Industries, Inc.	112,787	13,679,935
RPM International, Inc.	68,200	7,580,430
		58,005,967
Construction Materials (0.52%)
Martin Marietta Materials, Inc.	18,400	10,611,280

Containers & Packaging (0.98%)
Avery Dennison Corp.	122,120	19,826,182

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	17

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
REAL ESTATE (0.80%)
Health Care REITs (0.53%)
Welltower, Inc.	47,476	$10,775,628

Residential REITs (0.27%)
Equity LifeStyle Properties, Inc.	84,400	5,439,580

UTILITIES (0.82%)
Electric Utilities (0.44%)
Xcel Energy, Inc.	110,700	8,889,210

Water Utilities (0.38%)
American Water Works Co., Inc.	58,100	7,644,798

TOTAL COMMON STOCKS
(COST OF $1,711,430,091)		1,992,089,894

SHORT TERM INVESTMENTS (2.50%)
MONEY MARKET FUND (1.63%)
State Street Institutional US Government Money Market Fund, Premier Class, 3.58%(d)
(COST OF $32,989,066)	32,989,066	32,989,066

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.87%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.66%
(COST OF $17,580,974)	17,580,974	17,580,974

TOTAL SHORT TERM INVESTMENTS
(COST OF $50,570,040)		50,570,040

TOTAL INVESTMENTS (100.87%)
(COST OF $1,762,000,131)		2,042,659,934

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.87%)		(17,531,662)

NET ASSETS (100.00%)		$2,025,128,272

NET ASSET VALUE PER SHARE
(308,219,353 SHARES OUTSTANDING)		$6.57

See Notes to Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2026 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $47,277,531.
(d)	Rate reflects seven-day effective yield on June 30, 2026.

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	19

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities
June 30, 2026 (Unaudited)

ASSETS:
Investments at value (Cost $1,762,000,131)(a)	$2,042,659,934
Dividends and interest receivable	1,267,691
Receivable for investment securities sold	357,792
Tax reclaim receivable	239,516
Prepaid and other assets	229,492
TOTAL ASSETS	2,044,754,425

LIABILITIES:
Payable for collateral upon return of securities loaned	17,580,974
Investment advisory fee payable	1,103,571
Payable for administration, pricing and bookkeeping fees	539,931
Payable for investments purchased	29,005
Accrued expenses	372,672
TOTAL LIABILITIES	19,626,153
NET ASSETS	$2,025,128,272

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,745,385,834
Total distributable earnings	279,742,438
NET ASSETS	$2,025,128,272

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	308,219,353
NET ASSET VALUE PER SHARE	$6.57

(a)	Includes securities on loan of $47,277,531.

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations
For the Six Months Ended June 30, 2026 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $474,615)	$16,380,215
Securities lending income	93,601
TOTAL INVESTMENT INCOME	16,473,816

EXPENSES:
Investment advisory fee	6,576,046
Administration, pricing and bookkeeping fees	1,591,742
Audit fee	11,697
Custodian fee	47,273
Insurance expense	43,349
Legal fees	88,783
NYSE fee	151,473
Proxy fees	183,011
Shareholder communication expenses	42,028
Transfer agent fees	73,560
Trustees' fees and expenses	302,599
Miscellaneous expenses	12,271
TOTAL EXPENSES	9,123,832
NET INVESTMENT INCOME	7,349,984

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	146,763,946
Net change in unrealized depreciation on investments	(129,941,269)
Net change in unrealized depreciation on foreign currency transactions	(831)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	16,821,846
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,171,830

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	21

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
FROM OPERATIONS:
Net investment income	$7,349,984	$12,081,040
Net realized gain on investment transactions	146,763,946	169,382,431
Net change in unrealized depreciation on investments	(129,942,100)	(13,566,338)
Net Increase in Net Assets From Operations	24,171,830	167,897,133

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(100,033,582)	(196,658,142)
Total Distributions	(100,033,582)	(196,658,142)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	39,249,238	83,486,419
Net increase resulting from Capital Share Transactions	39,249,238	83,486,419
Total Increase/(Decrease) in Net Assets	(36,612,514)	54,725,410

NET ASSETS:
Beginning of period	2,061,740,786	2,007,015,376
End of period	$2,025,128,272	$2,061,740,786

See Notes to Financial Statements.
22	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund
Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.
24	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2026		For the Year Ended December 31,
(Unaudited)		2025	2024	2023	2022	2021

$6.84		$6.95	$6.75	$5.90	$8.20	$7.37

0.02		0.04	0.04	0.04	0.03	0.02
0.04		0.52	0.87	1.42	(1.64)	1.67
0.06		0.56	0.91	1.46	(1.61)	1.69

(0.33)		(0.05)	(0.12)	(0.07)	(0.03)	(0.02)
–		(0.62)	(0.59)	(0.54)	(0.37)	(0.74)
–		–	–	–	(0.29)	(0.05)
(0.33)		(0.67)	(0.71)	(0.61)	(0.69)	(0.81)
–		–	–	–	–	(0.05)
$6.57		$6.84	$6.95	$6.75	$5.90	$8.20
$5.81		$6.28	$6.95	$6.38	$5.70	$8.38

1.5	%(d)	8.8%	14.1%	26.1%	(20.1%)	24.0%
(2.2	%)(d)	(0.1%)	20.7%	23.4%	(24.5%)	35.3%

$2,025		$2,062	$2,007	$1,867	$1,566	$2,084
0.93	%(e)	0.91%	0.90%	0.93%	0.93%	0.93%
0.75	%(e)	0.60%	0.55%	0.60%	0.52%	0.23%
29	%(d)	22%	25%	23%	23%	22%

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	25

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund's Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a- 7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board has designated ALPS Advisors, Inc. (the "Advisor" or "AAI") as the Fund's Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Semi-Annual Report (Unaudited) | June 30, 2026	27

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2026:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$47,277,531	$17,580,974	$30,842,942	$48,423,916

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2026:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$17,580,974	$–	$–	$–	$17,580,974
Total Borrowings					$17,580,974
Gross amount of recognized liabilities for securities lending (collateral received)					$17,580,974

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2026:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,992,089,894	$–	$–	$1,992,089,894
Short Term Investments	50,570,040	–	–	50,570,040
Total	$2,042,659,934	$–	$–	$2,042,659,934

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2026.

Semi-Annual Report (Unaudited) | June 30, 2026	29

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2026.

The tax character of distributions paid during the year ended December 31, 2025 were as follows:

Distributions Paid From:	December 31, 2025
Ordinary Income	$19,939,145
Long-term capital gains	163,414,020
Total	$183,353,165

Semi-Annual Report (Unaudited) | June 30, 2026	31

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

The Fund declared a distribution of $50,685,313 with an ex-date in 2025 that was paid in 2026 and is not included above. The tax character of such distributions will be determined at the end of 2026.

As of June 30, 2026, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,762,142,524	$439,801,174	$(159,283,764)	$280,517,410

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2026.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2026 are reported on the Statement of Operations.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2026 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2026, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $565,586,450 and $612,553,734, respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2026 and the year ended December 31, 2025, distributions in the amounts of $39,249,238 and $83,486,419, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 6,667,738 and of 12,651,928 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Semi-Annual Report (Unaudited) | June 30, 2026	33

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Portfolio Management Agreement
June 30, 2026 (Unaudited)

Board Consideration of the Initial Approval of the Portfolio Management Agreement with Loomis, Sayles & Company, L.P.

The Investment Company Act of 1940 and applicable rules require that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Equity Fund”), including all of the Trustees who are not “interested persons” of the Equity Fund (“Independent Trustees”), consider on an initial basis and annually thereafter, at a meeting called for such purpose, whether to approve the Equity Fund’s investment advisory and portfolio management agreements. At its meeting on June 11, 2026, the Board, including a majority of the Independent Trustees, conducted such a review and approved the initial Portfolio Management Agreement (“Agreement”) among the Equity Fund, ALPS Advisors, Inc., investment adviser to the Equity Fund (“AAI”), and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), an independent investment management firm.

In reaching its decision to approve the Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Equity Fund. The Board further considered factors it deemed relevant with respect to the Equity Fund, including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Equity Fund under the Agreement; (2) Loomis Sayles' investment performance; (3) the fees to be paid by the Equity Fund and the fees charged by Loomis Sayles to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Loomis Sayles from its relationship with the Equity Fund; and (6) any other benefits to be derived by Loomis Sayles because of its relationship with the Equity Fund. In considering the Agreement, the Board did not consider any single factor or particular information most relevant to its consideration to approve the Agreement and each Trustee might have afforded different weight to the various factors.

The Board considered these factors in the context of the Equity Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single investment sub-adviser (each, a “Portfolio Manager”) was employed. The Equity Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Equity Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time-to-time AAI rebalances the Equity Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Equity Fund’s investment performance and related financial information for the Equity Fund, presentations given by the Equity Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates.

As part of the process to consider the Agreement, legal counsel to the Independent Trustees requested certain information from Loomis Sayles. In response to their request, the Board received reports from AAI and Loomis Sayles that addressed specific factors to be considered by the Board in approving the Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreement and their responsibilities in connection therewith. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the initial approval of the Agreement was in the best interests of the Fund and its shareholders. The Independent Trustees also determined that entering into the Agreement in advance of the next scheduled meeting of the shareholders of the Equity Fund and without prior shareholder approval was in furtherance of the multi-management methodology as applied to the Equity Fund’s multi-managed assets and was in the best interests of the Equity Fund’s shareholders.

Semi-Annual Report (Unaudited) | June 30, 2026	35

Liberty All-Star® Equity Fund	Board Consideration of the Portfolio Management Agreement
June 30, 2026 (Unaudited)

The following is a summary of the Board’s considerations.

Nature, Extent and Quality of Services

The Board considered information regarding Loomis Sayles’ investment philosophy and investment style and the services to be provided by Loomis Sayles. In addition, the Board reviewed information regarding Loomis Sayles’ financial condition and the background and experience of the personnel who would be responsible for managing a large-cap growth equity allocation of the Equity Fund’s portfolio pursuant to Loomis Sayles’ U.S. large cap-growth equity strategy. The Board also considered information regarding Loomis Sayles’ compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Loomis Sayles were consistent with the terms of the Agreement and that the Equity Fund was likely to benefit from services provided by Loomis Sayles under the Agreement.

Investment Performance

The Board considered the relative performance of Loomis Sayles’ U.S. large-cap growth equity composite (“Composite”) to a relevant market index and a universe of peers. The Loomis Sayles Composite includes all discretionary accounts managed in the U.S. large-cap growth equity strategy.

The Board considered that, as of March 31, 2026, the Composite performance compared favorably to relevant indices and universe peers for the 1-year, 3-year 5-year, 10-year, 15-year and 20-year periods. Therefore, the Board considered that the long-term performance of the Composite generally ranked favorably with the peer group and market index. The Board concluded that the investment performance of Loomis Sayles’ U.S. large-cap growth equity strategy has been good and should complement well the investment strategies of the other sub-advisers.

Fees and Expenses

In evaluating the Agreement, the Board reviewed the proposed fee rate for services to be performed by Loomis Sayles on behalf of the Equity Fund. The Board considered Loomis Sayles’ representation that the fee rate under the Agreement is less than the fee schedule for most of Loomis Sayles’ accounts managed pursuant to the U.S. large-cap growth equity strategy. The Board also considered that the fee schedule for the Agreement has breakpoints at which the fee rate declines as Equity Fund assets allocated to Loomis Sayles increase above a certain threshold. The Board concluded that the fees payable to Loomis Sayles under the Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Loomis Sayles charges to other clients.

36	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Portfolio Management Agreement
June 30, 2026 (Unaudited)

Economies of Scale

The Board considered Loomis Sayles’ representation that Loomis Sayles does not anticipate experiencing economies of scale in connection with the services that it provides to the Equity Fund. The Board took into consideration that there might be economies of scale in the future in the event that the Equity Fund’s assets increase.

Costs of Services

The Board considered that the fee under the Agreement would be paid to Loomis Sayles by AAI, not the Equity Fund, and noted the arm’s-length nature of the relationship between AAI and Loomis Sayles with respect to the negotiation of the fee rate on behalf of the Equity Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Equity Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Equity Fund than Loomis Sayles’ costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Equity Fund’s Management Agreement in 2025.

Other Benefits to be Derived by Loomis Sayles

The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Loomis Sayles might receive in connection with its association with the Equity Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Loomis Sayles by virtue of its relationship with the Equity Fund, if any, appear to be fair and reasonable.

Conclusions

Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Equity Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Equity Fund that they approve the Agreement.

Semi-Annual Report (Unaudited) | June 30, 2026	37

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices
(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

38	www.all-starfunds.com

ALL-STAR FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

Annual Certifications — As required, on September 2, 2025, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

USA LISTED NYSE

Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Board Consideration of the Portfolio Management Agreement in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to the semi-annual report.

(b)	As of the date of the filing of this Report, a portion of the Fund has been allocated to Loomis, Sayles & Company, L.P., as a sub-adviser of the Registrant and Sustainable Growth Advisers, LP has been removed as a sub-adviser of the Registrant.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

MANAGEMENT.

The portion of the Fund allocated to Loomis Sayles is managed by Aziz Hamzaogullari, CFA.

Aziz Hamzaogullari is the Founder and Chief Investment Officer of the Growth Equity Strategies Team at Loomis Sayles. He is the Portfolio Manager of the Loomis Sayles Large Cap Growth, All Cap Growth, Global Growth and International Growth long-only strategies as well as the Long/Short Growth Equity strategy. Offerings include the Loomis Sayles Growth, Global Growth and International Growth mutual funds and products outside the US. Aziz is also a member of the firm’s Board of Directors. He joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. Aziz joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Prior to Evergreen, Aziz was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 33 years of investment industry experience. Aziz is a member of the Board of Trustees at Dana Hall School in Wellesley, Massachusetts. He earned a BS from Bilkent University, Türkiye, and an MBA from George Washington University. Aziz is also a CFA® charterholder and a member of the CFA Society of Boston.

OTHER ACCOUNTS.

The table below provides information about the other accounts managed by Aziz Hamzaogullari as of June 30, 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Aziz Hamzaogullari
Registered Investment Companies	20*	$31,292 million	0	$0
Other pooled investment vehicles	21	$19,196 million	3	$411 million
Other accounts	157	$40,585 million	1	$356 million

*	Excludes the Liberty All-Star Equity Fund

MATERIAL CONFLICTS OF INTEREST:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the Portfolio Manager. The Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the Portfolio Manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and the Portfolio Manager’s other accounts, the Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the Portfolio Manager in the allocation of management time and resources, Loomis Sayles strives to ensure that Portfolio Managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a Portfolio Manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

COMPENSATION STRUCTURE.

Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met.

Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as Portfolio Manager for a private investment fund. The Firm’s senior management reviews the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2026, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Aziz Hamzaogullari	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2026, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	Not applicable to this report.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 4, 2026

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	September 4, 2026